The PNC Financial Services Group, Inc. Credit Suisse Financial Services Forum February 12, 2013 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.  The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary
Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and 2012
Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes to
Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at
www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, gains on sales of a portion of our VISA shares, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, goodwill impairment charge and integration costs. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at
www.pnc.com/investorevents and in our SEC filings We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only.  These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Key Take-Aways
Significant 2012 achievements
Key priorities for driving performance in 2013
Investment and Retirement growth opportunity
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Significant 2012 Achievements
PNC Is Well-Positioned to Continue to Create Shareholder Value.
2012 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$3.0 billion $5.30
1.02%
1.31% (adjusted)
(1)
Exceptional customer growth across our businesses
Strong loan, deposit and revenue growth
Expenses reflect overall business investments including Southeast expansion partially offset by continuous improvement initiatives
Overall credit quality improved
Capital and liquidity remained strong
2012 highlights
(1) Return on average assets adjusted for the following select items: provision for residential mortgage repurchase obligations; gains on sales of VISA Class B common shares; goodwill impairment charge for Residential Mortgage Banking segment; expenses for residential mortgage foreclosure matters; noncash charges for unamortized discounts related to redemption of trust preferred securities; and integration costs.
Further information provided in Reconcilement section of the Appendix.

2013 Key Priorities
(1)
Grow customers and improve customer profitability
Continue to grow loans, deposits and revenues
Deliver positive operating leverage
Effective credit management
Improve capital and liquidity – well-positioned to achieve Basel
III goals
(3)
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies. (2) Core expenses do not include any integration costs or noncash charges for unamortized discounts related to redemption of hybrid capital securities. (3) Basel III Tier 1 common capital ratio goal is to be within the range of 8.0-8.5%
by year-end 2013. See Note 1 in the Notes section of the Appendix for assumptions.
– Increase ratio of fee income to total revenue
– Decrease expenses by mid-single digits, core expenses
(2)
flat

2013 Revenue and Expense Opportunities
(1)
Diverse Businesses Revenue Opportunities Expense Opportunities
Retail Banking Deepen cross-sell and share
of wallet
Investment and Retirement
build out
Lower service delivery costs
including branch consolidation
Staffing and back office
efficiencies
Corporate & Institutional
Group
Continue to grow customers
and loans
Deepen cross-sell of clients
added in the last three years
Enhance staffing model
Review loan origination
process
Asset Management Group Distribution build out in high
growth markets
Investment and Retirement
opportunity
Online investment platform
and centralized services
Residential Mortgage
Banking
Drive higher purchase
origination volume
Lower mortgage foreclosure
compliance costs
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies.

Investment and Retirement - Key Take-Aways
A leading investment and retirement franchise
Consistent and strong financial results driven by
increases in sales and new client acquisition
Well-positioned to capture additional growth
opportunities
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

2012 Investment & Retirement Revenue Mix[1]

Wealth Management 60%
$1.2 billion
Retail Banking Brokerage, 17%
Hawthorn, 5%
Institutional, 18%

Discretionary Assets Under Management Mix[1]

Equity 50%
$112 billion
Fixed Income 35%
Liquidity & other[4] 15%

PNC

Leading Investment & Retirement Franchise
(1) As of December 31, 2012. (2) AUA defined as client assets under administration; and AUM defined as discretionary assets under management. AUA includes brokerage assets of approximately $38 billion from Retail Banking Brokerage business. (3) Includes employees from Asset Management Group and Retail Banking Brokerage. (4) Liquidity and other includes money market funds and short term assets.
Customers (in thousands)
(1)
Investment & Retirement
households 400+
Assets (in billions)
(1)
AUA
(2)
$262
AUM $112
Total Loans $6.7
Total Deposits $10.0
Distribution
(1)
Employees
(3)
4,000+
Wealth Offices 86
Full service brokerage offices 41

“Go-to-Market” Strategy that Serves All Clients
Hawthorn is responsible for ultra high net worth accounts. PNC households (HHs) definition: Mass Market HHs with investable assets < $100K;
Affluent HHs with investable assets between $100K - $1MM; High net worth HHs with investable assets > than $1MM.
Existing Client
Segment
Mass Market
(<$100K)
Affluent
($100K-$1MM)
High Net Worth
(>$1MM)
Institutional
Organization
<--Retail/PNC Investments-->
PNC Wealth Management
& Hawthorn
Institutional
Investment Group
Teams
Licensed Bankers
Private Client Group
Financial Specialists
Investment Call Center
Wealth Management Teams
Ultra High Net Worth Teams
Business
Development Officers
Client Advisors
Products
& Services
Retirement guidance
Managed investment programs
Brokerage services
Investments
Trust & Estate planning
Private Banking
Plan administration
Asset management
Turnkey advisory

Consistent revenue growth

(millions)
$884
$929
$973
2010
2011
2012

AUM adjusted netflows[2]

(billions)
-$2.1
$1.6
$2.5
2010
2011
2012

Margins higher than peer group average[3]

35%
30%
25%
20%
15%
10%
5%
0%
18%
25%
29%
24%
2009
2010
2011
2012
AMG Pretax margin
Avg. Peers Pretax margin

AMG
(1)
Results - Consistent and Strong Financials
Approaching $1 billion in annual revenues
Successful business model – maintaining
high pretax margins
(3)
through the cycle –
with disciplined expense management
(1) AMG refers to Asset Management Group. Does not include Retail Banking Brokerage business. (2) Adjusted AUM netflows defined as total netflows after adjustment for cyclical client activities. (3) Pretax margin defined as pretax earnings (total revenue less provision for credit losses and noninterest expense) divided by total revenue. Peer group includes JPM, CMA, BAC, USB, WFC and FITB. See Note 2 in the Notes
section of the Appendix for additional peer information.
(1)
Since 2009, a top 10 U.S. bank-held wealth manager

AMG Growth - Driven by Exceptional Referral Sales and
Client Growth
(1) Referral sales are new sales from clients referred to AMG by Retail Banking or Corporate and Institutional Banking. (2) An Asset
Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more. (3) Period-end FTE refers to spot full-time employees.
Consistent growth in sales
and new client acquisition
through volatile equity
markets
Referral sales contributed
36% of total sales in 2012
Increasing sales
productivity
Highlights
Executing on the basics
3-year CAGR
(2009-2012)
Total sales growth
24%
Growth in referral sales
(1)
38%
New primary client growth
(2)
36%
Growth in FTEs
(3)
4%
Growth in sales per FTE
(3)
19%

% of Wealth Clients Rating Us Good/Excellent (1)
93%
92%
91%
95%
2009
2010
2011
2012

CIO 100 2012 Award Winner for Technology Excellence

PNC Online Banking
Wealth Insight
My PNC folio
Allocation
61.4% Equity
18.2% Fixed Income
15.2% Cash
Alternative
Net Worth
Equity

PNC

AMG Growth – Strong Client Satisfaction and Product
Innovation
Retention of primary clients
remained consistent at 97%
(2)
Driven by consistently high client
satisfaction due to:
–
Investment performance-
Majority of discretionary
equity and fixed income
accounts outperformed
relevant benchmarks net of
fees over the most recent 3
year period
(3)
–
Superior client information,
reporting and collaboration
recognized by award-winning
“PNC Wealth Insight
®
” tool
Highlights
(1) See Note 3 in the Notes section of the Appendix for survey information. (2) Primary client retention rate has been consistent from 2009-2012.
See Note 4 in the Notes section of the Appendix.  (3) Performance reported for three year period ended 12/31/12. See Note 5 in the
Notes section of the Appendix.

2-year CAGR	
Northeast	33%
Midwest	40%

(millions)
$150
$100
$50
$0
$24
$61
$30
$86
$46
$107
2010
2011
2012
Midwest
Northeast

PNC

13 AMG Wealth Management Sales Momentum is Strong – Midwest Markets Growth Accelerating Wealth management market sales

CAGR Growth %
25%
20%
15%
10%
5%
0%
22%
18%
8%
AUM
Revenue
FTE(1)

Pre-tax Margin(2)
50%
25%
0%
-25%
-50%
-43%
-29%
2%
16%
2009
2010
2011
2012
Florida
AMG

PNC

AMG - Replicating Our Florida Success in the Southeast
(1) Period-end FTE refers to spot full-time employees. (2) Pretax margin defined as pretax earnings (total revenue less provision for credit losses and noninterest expense) divided by total revenue. (3) Represents the value of investments by individuals in the states represented by the RBC  Bank (USA) acquisition even where it overlaps with PNC states such as Florida. Source: Data Analytics Research using IXI household data.
Highlights
Florida demonstrating significant
growth and remains an
underpenetrated market
2012 investments in Raleigh,
Charlotte, Atlanta, Birmingham and
Tampa
Potential - $800B
(3)
high net worth
households
Florida Wealth Mgmt. Performance
3-yr CAGR (’09-’12)

$43B(2)
$490B(2)
$1,356B(2)
4%
>6%
4%
>12%
6%
>8%
Mass Market
(4.5MM HHs)
Affluent
(2.5MM HHs)
High Net Worth
(0.6MM HHs)
2012 Penetration (9/30/12)
2016 Penetration (Goal)

PNC

Capturing More Investable Assets in Underpenetrated
Client Segments
Significant opportunity to grow personal investable assets
(1)
(1) Personal investable assets excludes principal residence and relates only to PNC’s personal investment business excluding Institutional.
Source: Data Analytics Research using IXI household data. (2) Represents the potential households’ investable assets across PNC’s Retail
Bank footprint held by PNC’s existing customers. (3) Represents the targeted total AUA/AUM balance for the personal investments business and is not incremental.
Potential – across footprint
(2)
$43 $490 $1,356 $1,900
2016 goal >6% >12% >8% $170+
(3)
($ in billions)
+ + =

Investment and Retirement - Key Take-Aways
A leading investment and retirement franchise
Consistent and strong financial results driven by
increases in sales and new client acquisition
Well-positioned to capture additional growth
opportunities
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-
looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,”
“forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
o Changes in interest rates and valuations in debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-
backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o Slowing or failure of the current moderate economic expansion.
o Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic expansion will persist and interest rates will remain very low in 2013, despite drags from Federal fiscal restraint and a European recession. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of
PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
o Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and
Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-
acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•Our 2012 acquisition of RBC Bank (USA) presents us with risks and uncertainties related to the integration of the acquired businesses into PNC, including:
o Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets. Also, litigation and regulatory and other governmental investigations that may be filed or commenced relating to the pre-acquisition business and activities of RBC Bank (USA) could impact the timing or realization of anticipated benefits to PNC.
o Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses. PNC’s ability to integrate RBC Bank
(USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
•In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction. Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and our 2012
Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the
Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only.
Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.
Appendix

Notes
Appendix
Explanatory Notes
(2) BB&T, KEY, MTB and STI not included in the peer group average because they do not report data externally in a manner comparable to us. RF is not included because the data is not yet available. COF not included because it has no business comparable to AMG. Avg. peers pre-tax margin refers to average of the 6 comparable peers listed on the slide. Peer information sourced from company financial reports.
(3) Excludes Hawthorn. Overall client satisfaction represents PNC Wealth Management client survey responses administered by a third party in an annual survey conducted in late third/early fourth quarter 2009-2012. Responses are based on a 7-point scale where 6 and 7 (top two boxes) are “excellent” and 4 and 5 are "good".
(4) Primary client retention is based on PNC Wealth Management's internal measure of "Primary" client households at the beginning of the calendar year who were retained throughout the calendar year. Primary client retention rate has been consistent from 2009-2012.
(5) Equity account benchmark blended based on S&P 500 Index,  S&P 400 Mid Cap Index, S&P 600 Small Cap Index and MSCI EAFE
(Europe, Australia, Far East) Index Net of Fees.  Taxable fixed income account benchmark Barclay's U.S. Aggregate 3 - 5 Year Index.
Non-taxable fixed income account benchmark blended based on S&P Municipal Bond Short Intermediate TR and Barclays Municipal
Bond 3 Year Index.
(1) Basel III Tier 1 common capital ratio goal is to be within the range of 8.0-8.5% by year-end 2013 without the benefit of phase-
ins, based on our current understanding of Basel III NPRs and estimates of Basel II (with proposed modifications) risk-weighted assets. Includes application of Basel II.5. Subject to further regulatory clarity and development, validation and regulatory approval of Basel models.

Non-GAAP to GAAP Reconcilement
Appendix
In millions
Adjustments,
pretax
Income taxes
(benefit) (a) Net income Average Assets
Return on Avg.
Assets
Net income and return on avg. assets, as reported $3,001 $295,025 1.02%
Adjustments:
   Gains on sales of Visa Class B common shares $(267) $(93) ($174)
   Residential mortgage repurchase obligations provision $761 $266 $495
   Trust preferred securities redemption charges $295 $103 $192
   Residential Mortgage foreclosure-related matters expenses $225 $79 $146
   Goodwill impairment charge for Residential Mortgage $45 $0 $45
   Integration costs $267 $93 $174
Net income and return on avg. assets, as adjusted $3,879 $295,025 1.31%
For the twelve months ended Dec. 31, 2012
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of these respective items on our operations.
(a) Income taxes calculated using a statutory federal income tax rate of 35%, excluding the goodwill impairment charge which was considered non-deductible for tax purposes.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC